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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        December 17, 1998
                                                -------------------------------

                           SPECTRUM LABORATORIES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



           Delaware                       0-9478                  95-4718363
--------------------------------------------------------------------------------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
 incorporation or organization)                              Identification No.)


   23022 La Cadena Drive, Laguna Hills, California                       92653
   -----------------------------------------------                    ----------
      (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (949) 581-3500
                                                    -----------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits.

c.  Exhibits

     The December 23, 1998 letter from Deloitte & Touche LLP, regarding Item 4 of Form 8K dated December 17, 1998, is attached as Exhibit 16.


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                                   SIGNATURES
                                   ----------

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         SPECTRUM LABORATORIES, INC.

    Date:  January 20, 1999              By:   /s/  F. Jesus Martinez
                                              ----------------------------
                                                    F. Jesus Martinez
                                                    President


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